SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  June 22, 1998



                 CITIZENS COMMUNITY BANCORP, INC.

        (Exact Name of Registrant as Specified in Charter)


          Florida                                     65-0614044
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(State or other jurisdiction)            (IRS Employer Identification No.)

         000-22547
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  (Commission File Number)



     650 East Elkcam Circle, Marco Island, Florida                  34145
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       (Address of Principal Executive Offices)                   (Zip Code)

                                 (941) 389-1800
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     Citizens Community Bancorp, Inc. issued the following Press Release on June 22, 1998:

     Richard Storm, Jr., Chairman of the Board of Citizens Community Bancorp, Inc., announced today that the warrants associated with the issuance of original units consisting of common stock and warrants in Citizens' initial public offering, officially expired at close of business on June 16, 1998. Of 670,000 outstanding warrants, 648,739 were exercised by the holders thereof which resulted in an increase of the Company's capital of $2,919,325.50. Citizens Community Bancorp, Inc., is the parent company of Citizens Community Bank of Florida, which has offices in Marco Island and Naples, Collier County, Florida. Citizens' common stock is listed on the National Quotation Bureau, Inc. Pink Sheets with the symbol "CCBI".

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CITIZENS COMMUNITY BANCORP, INC.



Date: June 22, 1998                        /s/ Stephen A. McLaughlin
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                                               Stephen A. McLaughlin
                                               Corporate Secretary